UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: November 6. 2000

                               REII INCORPORATED
                        (Formerly Bap Acquisition Corp.)
            _____________________________________________________
             Exact name of registrant as specified in its charter

         Delaware                    21-16563-B              51-0373976
    ___________________________     ____________          _________________
    (State or other Jurisdiction    (Commission            (IRS Employee
       of Incorporation)             File number)        Identification No.)

                      1051 Fifth Avenue North, Naples, FL    34102
                    ________________________________________________
                   (Address of Principal Executive Office) (Zip Code)

                                 (941) 261-3396
                           ____________________________
                           (registrant's Telephone Number
                               Including area code)

ITEM 1. N/A

Item 2.        Disposition of Assets

On January 22,2001, REII Incorporated (the "Company") disposed of Two (2) rental properties owned by the its subsidiary Ricketts Enterprises Of
Naples Inc.

        The total selling price of the two residential properties are as follows:

        2620 Santa Barbara Blvd, Golden Gate FL 34116 $ 160,000.00

        2700 Santa Barbara Blvd. Golden Gate FL 34116 $ 160,000.00
                                                     ----------
        Gross Sales prices                            $ 320,000.00


     These Transactions reduces the Company's Debt by $ 300,000.00


 A description of the properties and related reduction in mortgages are as follows.

         Property                                   Purchase        Note
                                                     Price         Value
         ---------                                  --------     ----------
Property Description and Financing Arrangement

1)     2620 Santa Barbara Blvd, Golden Gate,
       FL 34116
       Three residential rental units                $150,000
       Mortgage with Washington Mutual Bank
       in the amount of $135,860, payable in
       monthly payments of $1.004.58 including
       principal and interest at the bank's
       index plus 2.85% (effective rate of
       7.818% at March 15, 2000), due February 2030.
       Mortgage will be recasted annually on
       March 1st to reflect the new interest rate.                $105,000

       Mortgage with Garfield Ricketts, a 62%
       stockholder, in the amount of $45,000,
       payable in monthly payments of $349.32
       including principal and interest at 7.5%,
       due February 2030.                                          45,000

2)     2700 Santa Barbara Blvd, Golden Gate          $150,000
       FL 34116
       Three residential rental Units.
       Mortgage with Washington Mutual Bank in
       the amount of $1009.17 including orincipal
       and interest at the bank's index plus 2.8%
       (effective rate of 7.818% at March 15,2000)
       due February 2030. Mortgage wii be recast
       annually on March 1st to reflect the new
       interest rate.                                               $105.000

       Mortgage with Garfield Ricketts a 62%
       stockholder, in the amount of $ 45,000
       payable in monthly payments of $ 349.32
       including principal and interest at 7.5%
       due February 2030.                                             45,000
                                                     ____________    ________

                    Totals                          $ 300,000      $ 300,000


Rental Income and expenses for the period of acquisition are as follows:

                            March 2000 to  January 31.2001
                            --------------------------
       Rental Income                  $ 35,807
       Expenses                         44,860
                                        ---------
      Net Income (Loss)               $ (9,054)



The expenses includes depreciation, taxes and debt service for the period,

REII plans to liquidate all of the properties owned by its subsidisry
Ricketts Enterprises Of Naples to reduce the Company's debts in order to improve the Company's profit margin.


                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized

Dated February 5, 2001

REII INCORPORATED

by /s/ Garfield Ricketts              by /s/ Una M. Ricketts
-------------------------            ------------------------
Garfield Ricketts-President          Una M. Ricketts-Secretary/Treasurer

